UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 13, 2003

PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-15491                                   22-2562955

(Commission File Number)              (IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of principal executive offices) (Zip Code)

(Registrant's telephone Number, including area code): 954-316-9008

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibits

EXHIBIT NO.

DESCRIPTION

99

Press Release dated August 13, 2003 (furnished herewith).

ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On August 13, 2003, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) issued a press release setting forth Parlux’s first-quarter 2003 earnings. A copy of Parlux’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.

Date:  August 21, 2003

/s/ FRANK A. BUTTACAVOLI

Frank A. Buttacavoli,

Executive Vice President,

Chief Operating Officer,

Chief Financial Officer and Director

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99

Press Release dated August 13, 2003 (furnished herewith).